Exhibit 10.13.3.1

AMENDMENT 1 TO

STATEMENT OF WORK

UNDER THE MASTER DEVELOPMENT AND SUPPLY AGREEMENT

[*****]

[*****] SOW

This Amendment One (this “Amendment”) to the [*****] SOW, dated March 26, 2010 (“[*****] SOW”) under the Master Development and Supply Agreement [*****] (the “Agreement”), dated August 6, 2008, is entered into by Apple Inc. (“Apple”) and Audience, Inc. (“Company”) and effective as of March 6, 2012 (“Effective Date”).

All capitalized terms not otherwise defined herein shall have the same meanings as in the Agreement or the [*****] SOW, as applicable.

1.	Definition. The definition of “Shipped” as set forth in the [*****] SOW is hereby replaced in its entirety by the following:

“Shipped” – a Licensee Product shall be deemed “Shipped” after such Licensee Product is [*****] sold to a [*****].

2.	Royalty.

(a)	Section 6.2 “Royalty” in the [*****] SOW is replaced in its entirety by the following:

(a)

The license grant set forth in Section 2.1 and Section 2.2 shall be subject to payment by Licensee of the applicable Royalty (defined below) for each Licensee Product: (1) that is Shipped; (2) that contains a [*****]; and (3) that is either (a) [*****] [*****], or (b) a product other than [*****] [*****], wherein some portion of the [*****] has been activated for use by the end user (“Enabled”). Such royalties shall be net of any units of Licensee Products that are [*****] and not subsequently [*****] and shall be paid in the amount(s) set forth in Attachment 3 (“Royalty”). The Royalty will be payable quarterly within [*****] days after the end of each Licensee fiscal quarter.

(b)	Subject to subsection (a) above, the applicable Royalty rate set forth in Attachment 3 is payable for each instance of (i) the [*****], and/or (ii) Software Deliverables included in a Licensee

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Product. Such Royalty rate shall be payable on the [*****] of Licensee Products described in this Section 6.2 (“[*****]”). For the purposes of calculating the [*****], only the Licensee Products incorporating the versions of the Licensed Deliverables delivered pursuant to this [*****] SOW, including Updates, shall be counted, but shall exclude any Upgrades unless mutually agreed in writing by the parties. By way of example, if the Software Deliverables are modified, other than to correct any Error, to a) support a non-trivial change in the [*****] affecting audio acoustics, such as an increase/decrease in the number of microphones or a change in the location of a microphone, or b) enhanced to include additional software features in an applicable device following release of the final software deliverable in excess of the requirements set forth in the PRD, then the Licensee Product containing such modified software shall not be counted for the purposes of the [*****].

(c)	The Royalty Amount set forth in Attachment 3 is hereby replaced by the following:

[*****]	# Units of Licensee Products	Royalty Rate/Unit of Licensee Product
[*****] Deliverables	[*****] [*****]	$[*****] $[*****]
[*****] Deliverables	[*****] [*****] [*****]	$[*****] $[*****] $[*****]

3.	All references in the [*****] SOW to Section 0 are hereby replaced with references to Section 2.1.

4.

Entire [*****] SOW. This is a written amendment of the Agreement and the [*****] SOW pursuant to Section 17 of Attachment 2 to the Agreement. Except as amended by this Amendment, all other terms and conditions of the Agreement and the [*****] SOW shall remain in full force and effect. To the extent the terms and conditions of this Amendment conflict with the [*****] SOW or the Agreement, the terms of this Amendment will govern with respect to the subject matter hereof.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Accepted and Agreed to:

Audience Inc.	Apple Inc.

By: _/s/ Peter Santos	By: _/s/ Tim Butzow

Name: _Peter Santos	Name: _Tim Butzow

Title: _President & CEO	Title: _Director, GSM

Date: _3.14.12	Title: _Director, GSM

Email:	Date: _March 14, 2012

Email:

Apple [*****]

By: __/s/ [*****]

Name: _[*****]

Senior Director
Title: _WW Operations Finance__

Date: _3/15/12

Email:

Signature Page to

AMENDMENT 1 TO STATEMENT OF WORK

UNDER THE MASTER DEVELOPMENT AND SUPPLY AGREEMENT

[*****]

[*****] SOW

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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